Title: athenahealth® to acquire epocrates®
Jeremy Delinsky - Chief Technology Officer: This is the big opportunity that we have been looking for.
Jonathan Bush - CEO & President: Epocrates is doctors’ favorite reference tool.
Ed Park - Chief Operating Officer: They have 330,000 physicians who love them and are always interested in the next thing that Epocrates might do.
Jeremy Delinsky - Chief Technology Officer: Epocrates is by far the most successful mobile application that physicians in America use.
Jonathan Bush - CEO & President: We want that user experience DNA to be part of everything in athena.
Jeremy Delinsky - Chief Technology Officer: This is a platform for us to really take a leadership position in mobile health.
Jonathan Bush - CEO & President: This is major-ly strategic for us.
Title: Why now?
Jonathan Bush - CEO & President: I think we have finally, really matured as a company to the place where we can make full use of Epocrates, and I can’t tell you how many stars I have looked up at and thanked that Epocrates has remained available to be merged with … as we have been growing up.
Ed Park - Chief Operating Officer: Right now is a perfect time for the athena-Epocrates marriage, because the world is moving towards mobile, social clinicals. That’s an area that Epocrates has buttoned down pretty well, but we have also spent the last decade perfecting a best-in-class suite of applications, including athenaCollector® and athenaClinicals®.
Jonathan Bush - CEO & President: That’s where Epocrates comes in—we have finally got our guts...our pipes...strong enough, reliable enough, robust enough that we can plug a national app into with minimal training and get maximal adoption.
Title: What Epocrates users should expect
Jonathan Bush - CEO & President: Epocrates is the coolest reference tool in healthcare partly because nobody has messed with it; nobody has made it too complicated and too conditional and too elaborate. We want to keep that.
Jeremy Delinsky - Chief Technology Officer: That will be Mission Number One for us, which is to do no harm on the thing that has allowed them to build such a great business.
Jonathan Bush - CEO & President: Around the edges we hope to add similarly useful and convenient reference tools. We want to make sure there is a reference tool around diagnostics around complex procedures, maybe even around consults. Then, someday in the not too distant future, we can start to offer the Epocrates users little tastes of the athenaOneSM services—Collector, Coordinator, Clinicals, Communicator—all of these services are available in the cloud, can be easily added, and, little by little by little, we think we can create a nice overlap.
Title: What athenahealth clients should expect
Ed Park - Chief Operating Officer: We are going to embed Epocrates content into athenaClinicals, and they’ll get the benefit of having that at the point of care. They will also get the benefit of all the Epocrates mobile content, which will be embedded into our existing athenaClinicals mobile application.
Jonathan Bush - CEO & President: They are natural-born mobile players. We want that user experience DNA to be part of everything in athena.
Jeremy Delinsky - Chief Technology Officer: If we can do a good job translating the Epocrates brand to the athenahealth brand, that...this is the big opportunity that we have been looking for.
Jonathan Bush - CEO & President: The strategic benefit of merging their brand and awareness with our brand and capabilities is vast.
Title: athenahealth - there is a better way

Regulation M-A Disclosure

In connection with the acquisition of Epocrates, Inc.(“Epocrates”) by athenahealth, Inc.(“athenahealth”) pursuant to an Agreement and Plan of Merger (the “Merger”), Epocrates will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials in connection with the proposed transaction. Epocrates will also mail the proxy statement to Epocrates stockholders.  athenahealth and Epocrates urge investors and security holders to read the proxy statement and the other relevant material when they become available because these materials will contain important information about athenahealth, Epocrates, and the proposed transaction.  The proxy statement and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, free copies of the documents filed with the SEC by athenahealth will be available on the “Investors” portion of athenahealth’s website at www.athenahealth.com.  Free copies of the documents filed with the SEC by Epocrates will be available on the “Investor Relations” portion of Epocrates’s website at www.epocrates.com.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

athenahealth, Epocrates Merger Sub, Inc. (“MergerSub”), Epocrates, and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Epocrates in connection with the Merger.  Information about those executive officers and directors of athenahealth is set forth in athenahealth’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 26, 2012, and is supplemented by other public filings made, and to be made, with the SEC.  Information about those executive officers and directors of Epocrates and their ownership of Epocrates common stock is set forth in Epocrate’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on August 30, 2012, and is supplemented by other public filings made, and to be made, with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of athenahealth, MergerSub, Epocrates, and their respective executive officers and directors in the Merger by reading the proxy statement and the other filings and documents referred to above.  This video does not constitute an offer of any securities for sale.

Safe Harbor Statement

This video contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements reflecting athenahealth, Inc. (the “Company”) management’s expectations for: consummation of the acquisition of Epocrates, Inc. and successful operational integration of the companies and their services; plans for present and future service offerings and the anticipated benefits of the companies’ those offerings; and expectations regarding market trends and market acceptance of the companies’ combined services. Such statements do not constitute guarantees of future performance, are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: the consummation of the transaction is subject customary closing conditions, which if not met or waived would cause the transaction not to close, including the failure to obtain approval for the transaction; failure to effectively integrate services and operations of the Company and Epocrates, Inc. in a timely manner, whether due to unforeseen hurdles or technical barriers to integration of the companies’ hardware, software, or data; failure to achieve anticipated benefits or market acceptance of integrated services; the highly competitive and rapidly changing industry in which the Company and Epocrates, Inc. operate; and the evolving and complex governmental and regulatory compliance environment in which the Company and its clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in its public filings with the Securities and Exchange Commission, available on the Investors section of the Company’s website at http://www.athenahealth.com and on the SEC’s website at http://www.sec.gov.